UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 13, 2022 (November 17, 2021)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Orbital Energy Group, Inc. ("Orbital Energy Group" or the "Company") with the Securities and Exchange Commission (the "SEC") on November 23, 2021 (the "Original Form 8-K").  The Original Form 8-K reported, among other things, the completion by the Company on November 17, 2021 of its acquisition of Front Line Power Construction, LLC ("FLP or "Front Line").  The acquisition was effectuated pursuant to the Membership Unit Purchase agreement (the “MUPA”), dated as of November 17, 2021, by and among the Company and the owners of all the issued and outstanding membership interests of Front Line. Orbital Energy Group paid $100 million in cash at closing, issued 11,622,018 shares of restricted common stock (as amended) of the Company to the sellers of FLP, with an aggregate grant date value $31,670,000 (as amended) based upon a per share value of $2.725 and issued three unsecured promissory notes to the sellers of FLP, in the aggregate principal amount outstanding of $86,730,000 ("Seller Notes") (as amended).

The MUPA contains various customary representations, warranties and covenants. In connection with the MUPA, (i) the Company caused FLP to enter into the Employment Agreement with Kurt A. Johnson, Jr., a key employee of FLP, with base compensation ranging up to $250,000, (ii) the Company entered into the Registration Rights Agreement with the sellers of FLP, which provides for piggyback registration rights, (iii) the Company entered into Lockup Agreements with the sellers of FLP, which provide for two (2) year lockups, and (iv) the Company caused FLP to enter into three primary real estate leases with related party affiliates of the sellers of FLP, with each lease providing for initial three (3) year terms.

This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original Form 8-K to present certain financial statements of Front Line and to present certain unaudited pro forma financial statements of the Company in connection with the Company's acquisition of Front Line, which audited financial statements and unaudited pro forma financial statements are filed as exhibits hereto and are incorporated herein by reference. Exhibit 99.17 and 99.18 are incorporated by reference from Form 8-K/A - Amendment No. 1. All of the other items in the Original Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

The press release is available at the Company’s website, www.orbitalenergygroup.com.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(a)    Financial Statements of Business Acquired

The following financial statements of Front Line are filed as Exhibit 99.1 to this Current Report on Form 8-K/A:

(i)   Audited financial statements as of and for the years ended December 31, 2020 and 2019.

(ii)  Unaudited financial statements as of and for the nine months ended September 30, 2021 and 2020.

(b)   Pro Forma Financial Information

The following unaudited pro forma financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A:

(i)  Unaudited pro forma balance sheet as of September 30, 2021.

(ii) Unaudited pro forma income statement for the year ended December 31, 2020 and the nine months ended September 30, 2021.

(d)     Exhibits

Exhibit No.	Description of Exhibit
Exhibit 23.1	Consent of KM&L, LLC
Exhibit 99.1	Financial Statements of Front Line Power Construction, LLC
Exhibit 99.2	Pro Forma Financial Statements
Exhibit 99.3	Press Release announcing closing of Front Line Power Construction, LLC acquisition is incorporated by reference to Exhibit 99.1 to the Original Form 8-K.
Exhibit 99.4	Membership Unit Purchase Agreement, dated November 17, 2021, by and among Orbital Energy Group, Inc., Kurt A. Johnson, Jr., and Tidal Power Group, LLC is incorporated by reference to Exhibit 99.2 to the original Form 8-K.
Exhibit 99.5	Unsecured Promissory Note, dated November 17, 2021, given by Orbital Energy Group, Inc. in favor of Kurt A. Johnson, Jr., and Tidal Power Group, LLC. is incorporated by reference to Exhibit 99.3 to the original Form 8-K.
Exhibit 99.6	Unsecured Promissory Note dated November 17, 2021 given by Orbital Energy Group, Inc. in favor of Tidal Power Group, LLC is incorporated by reference to Exhibit 99.4 to the original Form 8-K.
Exhibit 99.7	Lock Up Letter Agreement, dated November 17, 2021, by and between Orbital Energy Group, Inc., and Kurt A. Johnson, Jr. is incorporated by reference to Exhibit 99.5 to the original Form 8-K.
Exhibit 99.8	Lock Up Letter Agreement dated November 17, 2021 by and between Orbital Energy Group, Inc. and Tidal Power Group, LLC is incorporated by reference to Exhibit 99.6 to the original Form 8-K.
Exhibit 99.9	Registration Rights Agreement, dated November 17, 2021, by and among Orbital Energy Group, Inc., Kurt A. Johnson, Jr., and Tidal Power Group, LLC. is incorporated by reference to Exhibit 99.7 to the original Form 8-K.
Exhibit 99.10	Industrial Triple Net Lease, dated November 17, 2021, by and between Danbury Property Company LLC and Front Line Power Construction, LLC is incorporated by reference to Exhibit 99.8 to the original Form 8-K.
Exhibit 99.11	Industrial Triple Net Lease, dated November 17, 2021, by and between Manvel Property Management and Front Line Power Construction, LLC is incorporated by reference to Exhibit 99.9 to the original Form 8-K.

Exhibit 99.12	Industrial Triple Net Lease, dated November 17, 2021, by and between Oak Property Group and Front Line Power Construction, LLC is incorporated by reference to Exhibit 99.10 to the original Form 8-K,
Exhibit 99.13	Credit Agreement, dated November 17, 2021, by and among the lenders identified therein, Alter Domus, as administrative and collateral agent for each of the lenders, Orbital Energy Group, Inc., Front Line Power Construction, LLC, and certain subsidiaries thereof. [without schedules] is incorporated by reference to Exhibit 99.11 to the original Form 8-K.
Exhibit 99.14	Pledge Agreement, dated November 17, 2021, by and between Orbital Energy Group, Inc. and Alter Domus (US) LLC, in its capacity as collateral agent for each Secured Party. is incorporated by reference to Exhibit 99.12 to the original Form 8-K.
Exhibit 99.15	Security Agreement, dated November 17, 2021, by and between Front Line Power Construction, LLC, and Alter Domus (US) LLC, as collateral agent for each Security Party is incorporated by reference to Exhibit 99.13 to the original Form 8-K
Exhibit 99.16	Form of Subscription Agreement with Lenders dated November 17, 2021 relating to the issuance of 1,690,677 shares of our restricted common stock. is incorporated by reference to Exhibit 99.14
Exhibit 99.17	Letter Agreement, dated December 10, 2021, by and between Orbital Energy Group, Inc., and Kurt A. Johnson, Jr. is incorporated by reference to Exhibit 99.1 to Amendment No. 1
Exhibit 99.18	Unsecured Promissory Note, given by Orbital Energy Group, Inc. in favor of Kurt A. Johnson, Jr. is incorporated by reference to Exhibit 99.2 to Amendment No. 1.
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 13th day of January 2022.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ Nicholas M. Grindstaff
Nicholas M. Grindstaff
Chief Financial Officer